Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Juniper Group, Inc. on Form 10-Q for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof, I, Vlado P. Hreljanovic, do hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2010

/s/ Vlado P. Hreljanovic
Vlado P. Hreljanovic
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by §906 has been provided to Juniper Group, Inc. and will be retained by Juniper Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.